UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

KKR Infrastructure Conglomerate LLC
(Exact name of registrant as specified in its charter)

Delaware	000-56484	92-0477563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Hudson Yards, New York, NY		10001
(Address of principal executive offices)		(Zip Code)
(212) 750-8300
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 18, 2026, certain indirect subsidiaries (collectively, the “Borrowers”) of KKR Infrastructure Conglomerate LLC (the “Company”) entered into an Amended and Restated Revolving Credit Agreement (the “A&R Credit Agreement”) with Mizuho Bank, Ltd., as joint lead arranger, administrative agent, and collateral agent, KKR Capital Markets LLC, an affiliate of the Company, as joint lead arranger, and the lenders party thereto. The A&R Credit Agreement amends that certain revolving credit agreement, dated as of April 3, 2024 (the “Credit Agreement”) with Mizuho Bank, Ltd., as joint lead arranger, administrative agent, and collateral agent, KKR Capital Markets LLC, as joint lead arranger, and the lenders party thereto.

Pursuant to the A&R Credit Agreement, the uncommitted accordion feature was increased by $0.5 billion to allow the Borrowers to increase the commitment to up to $2.5 billion in the aggregate, guaranteed by certain of the Company’s subsidiaries pursuant to the A&R Credit Agreement, and the interest rate margin available to the Borrowers on Reference Rate Loans, Eurocurrency Rate Loans, RFR Loans and Letters of Credit was reduced by 50 basis points. In addition, pursuant to the A&R Credit Agreement, the maturity date of the Credit Agreement was extended from April 3, 2028 to August 13, 2029, unless there is an earlier termination or an acceleration following an event of default.

Except as described above, the material terms of the Credit Agreement remain unchanged by the A&R Credit Agreement.

The foregoing summary description of the A&R Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Credit Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated Revolving Credit Agreement, dated as of August 18, 2026, by and among certain indirect subsidiaries of KKR Infrastructure Conglomerate LLC, as borrowers, Mizuho Bank, Ltd., as joint lead arranger, administrative agent, and collateral agent, KKR Capital Markets LLC, as joint lead arranger, and the lenders party thereto

10.2	Form of Lender Joinder Agreement to the Amended and Restated Revolving Credit Agreement

104	Cover Page Interactive Data File, formatted in Inline XBRL

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Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR INFRASTRUCTURE CONGLOMERATE LLC

/s/ Sung Bum Cho
Date: August 21, 2026	Name: Sung Bum Cho
Title: General Counsel & Secretary